Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of International Consolidated Companies, Inc., a Florida corporation (the “Company”), on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Antonio F. Uccello, III, President/Treasurer/ CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Antonio F. Uccello, III

President, Treasurer, CEO
Date: April 15, 2009

Exhibit 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of International Consolidated Companies, Inc., a Florida corporation (the “Company”), on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Neil I. Levine, Interim CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Neil I. Levine

Neil I. Levine, Interim CFO
Date: April 15, 2009